                                                                 Exhibit 10.7(b)


                                 AMENDMENT NO. 2
                         Dated as of September 24, 1997
                                       to
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                           Dated as of August 5, 1997

                  THIS AMENDMENT NO. 2 ("Amendment") is made as of September 24, 1997 by and among Advanced Accessory Systems, LLC (formerly known as AAS Holdings, LLC), Sportrack, LLC (formerly known as Advanced Accessory Systems,
LLC), Valley Industries, LLC, Brink International BV and Brink BV (the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and NBD Bank, as Administrative Agent and Documentation and Collateral Agent, and The Chase Manhattan Bank, as Co-Administrative Agent and Syndication Agent (the "Agents"), under that certain Second Amended and Restated Credit Agreement dated as of August 5, 1997 by and among the Borrowers, the Lenders and the Agents (as amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement. Effective as of September 24, 1997 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

                  1.1 Article I of the Credit Agreement is hereby amended to add alphabetically the following defined terms:

                  "ACQUISITION FACILITY COMMITMENT" means, for each Lender, the obligation of such Lender to make Acquisition Facility Loans not exceeding the amount set forth on Exhibit B to this Agreement opposite its name thereon under the heading "Acquisition Facility Commitment" or in the Assignment Agreement by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable assignment and acceptance.

                  "ACQUISITION FACILITY LOAN" is defined in Section 2.2A hereof.

                  "ACQUISITION FACILITY NOTE" means a note in substantially the form of Exhibit C-1 hereto duly executed by the applicable Borrower and payable to the order of a Lender in the amount of its Acquisition Facility Commitment, including any amendment, restatement, modification, renewal or replacement of such Acquisition Facility Note.

                  "AGGREGATE ACQUISITION FACILITY COMMITMENT" means the aggregate of the Acquisition Facility Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. The initial Aggregate Acquisition Facility Commitment is Twenty Two Million Dollars ($22,000,000).

                  1.2 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Tranche B Term Loans" in the definition of "Applicable Base Rate Margin":

         "or Acquisition Facility Loans".

                  1.3 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Tranche B Term Loans" in the definition of "Applicable Eurocurrency Margins":

         "or Acquisition Facility Loans".

                  1.4 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Tranche A Term Loan Commitment" in the definition of "Commitment":

         ", Acquisition Facility Commitment,".

                  1.4(A) Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "principal amount of" in the definition of "High Yield Note Agreement":

         "not less than".

                  1.5 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Term Loans" in the definition of "Loans":

         ", Acquisition Facility Loans"

and to add the following immediately after the reference to "Section 2.2" in such definition"

         "or Section 2.2A".

                  1.6 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Revolving Loan Commitment" in
(ii)(A) of the definition of "Pro Rata Share":

         "and Acquisition Facility Commitment (or, after December 31, 1999, the outstanding principal balance of such Lender's Acquisition Facility Loans)"

and to add the following immediately after the phrase "Aggregate Revolving Loan Commitment" in (ii)(B) of such definition:

         "and the Aggregate Acquisition Facility Commitment (or after December 31, 1999, the outstanding principal balance of such Lender's Acquisition Facility Loans)"

and to add the following immediately after the phrase "such Lender's Term Loans" in (x) of such definition:

         ", Acquisition Facility Loans"

and to add the following immediately after the phrase "all Term Loans" in (y) of such definition:

         ", Acquisition Facility Loans".

                  1.7 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Pro Rata Share of any Revolving Loan" in the definition of "Required Lenders":

         "or Acquisition Facility Loan"

and to add the following phrase immediately after the phrase "Pro Rata Shares of such Revolving Loans" in such definition:

         "or Acquisition Facility Loans".

                  1.8 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Tranche B Term Loans" in the definition of "Term Loans":

         "and, after December 31, 1999, the Acquisition Facility Loans".

                  1.9 Article I of the Credit Agreement is hereby amended to add the following definition of "Term Notes":

         "Term Notes means, collectively, the Tranche A Term Notes, the Tranche B Term Notes, and, after December 31, 1999, the Acquisition Facility Notes".

                  1.10 Article I of the Credit Agreement is hereby amended to delete the definition of "Tranche A Pro Rata Share" now contained therein and to substitute the following therefor:

         "'TRANCHE A PRO RATA SHARE' shall mean, at any particular time and with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the then aggregate amount of such Lender's Revolving Credit Commitment (or, if such Commitment has been terminated, the outstanding principal balance of such Lender's Revolving Loans) and Acquisition Facility Commitment (or, after December 31, 1999 or if such Commitment has been terminated, the outstanding principal balance of such Lender's Acquisition Facility Loans) plus the outstanding principal balance of such Lender's Tranche A Term Loans and the denominator of which shall be the then aggregate amount of all Revolving Credit Commitments (or, if such Commitments have been terminated, the outstanding principal balance of all Revolving Loans), Acquisition Facility Commitments (or, after December 31, 1999 or if such

         Commitments have been terminated, the outstanding principal balance of all Acquisition Facility Loans) and the outstanding principal balance of the Tranche A Term Loans."

                  1.11 Article II of the Credit Agreement is hereby amended by adding the following new Section 2.2A immediately after Section 2.2 and before
Section 2.3:

                  "2.2A Acquisition Facility. Upon the satisfaction of the conditions precedent set forth in Sections 4.1 and 4.2, from and including the date of this Agreement and prior to December 31, 1999, each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans, in Dollars only, to the applicable Borrower from time to time in an amount not to exceed such Lender's Acquisition Facility Commitment (each individually, an '"ACQUISITION FACILITY LOAN" and collectively, the "ACQUISITION FACILITY LOANS"). Each Advance under this Section 2.2A shall consist of Acquisition Facility Loans made by each Lender ratably in proportion to such Lender's respective Tranche A Pro Rata Share. Subject to the terms of this Agreement, the Borrowers may borrow, repay and reborrow Acquisition Facility Loans at any time prior to December 31, 1999. On December 31, 1999, the Borrower's option to borrow and reborrow Acquisition Facility Loans shall terminate, the Aggregate Acquisition Facility Commitment shall be reduced to zero and the outstanding principal balance of the Acquisition Facility Loans shall be repaid in sixteen (16) equal consecutive quarterly installments of principal, payable on the last Business Day of each fiscal quarter of the Borrower, commencing on December 31, 1999 and continuing thereafter until the Tranche A Term Loan Termination Date, and the Acquisition Facility Loans shall be permanently reduced by the amount of each installment on the date payment thereof is made hereunder. Notwithstanding the foregoing, the final installment shall be in the amount of the then outstanding principal balance of the Acquisition Facility Loans. In addition, the then outstanding principal balance of all Acquisition Facility Loans, if any, shall be due and payable on the Tranche A Term Loan Termination Date."

                  1.12 Section 2.5(B)(i)(d)(I) of the Credit Agreement is hereby amended to insert the following phrase immediately after the phrase "Tranche B Term Loans":

         "and, after December 31, 1999, the Acquisition Facility Loans".

                  1.13 Section 2.5(B)(i)(e) of the Credit Agreement is hereby amended to insert the following phrase immediately after the reference to "Tranche A Term Loans":

         "and, after December 31, 1999, the Acquisition Facility Loans".

                  1.14 Section 2.6 of the Credit Agreement is hereby amended to insert the following phrase after the first reference to "Aggregate Revolving Loan Commitment":

         "or the Aggregate Acquisition Facility Commitment", and to insert at the end of the first sentence the following:

         "and the amount of the Aggregate Acquisition Facility Commitment may not be reduced below the aggregate principal amount of the outstanding Acquisition Facility Loans".

                  1.15 Section 2.7 of the Credit Agreement is hereby amended to insert the following phrase immediately after the phrase "Revolving Loan or Loans":

         "or Acquisition Facility Loan or Loans".

and to insert immediately after each use of the phrase "Revolving Loans" the following:

         ", Acquisition Facility Loans".

                  1.16 Section 2.8(b)(i) of the Credit Agreement shall be amended to insert immediately after the reference to "Tranche A Term Loans and Revolving Loans" in the pricing grid a reference to the following:

         "and Acquisition Facility Loans".

                  1.17 Section 2.9 of the Credit Agreement is hereby amended to insert the following phrase immediately after the phrase "Aggregate Revolving Loan Commitment":

         "or the unused Aggregate Acquisition Facility Commitment".

                  1.18 Section 2.15(C) of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Aggregate Revolving Loan Commitment" in (i)(A):

         "plus the Aggregate Acquisition Facility Commitment (prior to December 31, 1999)"

and to insert immediately after the phrase "Revolving Credit Obligations" in
(i)(B) the following:

         "plus, prior to December 31, 1999, the outstanding principal balance of the Acquisition Facility Loans".

                  1.19 Section 2.22 of the Credit Agreement is hereby amended to add the following immediately after the end thereof:

         "Notwithstanding the foregoing, Comerica Bank may issue commercial Letters of Credit up to an aggregate amount at any one time outstanding of $75,000 for its own account with respect to which the participation provisions of this Section 2.22 shall not apply."

                  1.20 Section 2.25 of the Credit Agreement is hereby amended to add the following immediately after the end thereof:

         "Notwithstanding the foregoing, the Letter of Credit Fee prescribed in this Section 2.25 shall not apply to the commercial letters of credit issued by Comerica Bank for its own account as described in Section
         2.22 and Comerica Bank and the Borrowers shall negotiate separate fee arrangements with respect to such letters of credit and such fees shall be for the account of Comerica Bank."

                  1.21 Section 6.3(D) of the Credit Agreement is hereby amended to add the following new subsection (xii) ad the end thereof:

         "(xii)  Investments made in Permitted Acquisitions".

                  1.22 Section 6.3(G) of the Credit Agreement is here by amended to delete Section 6.3(G)(2) now contained therein and to substitute the following therefor:

         "prior to each such acquisition, Holdings shall deliver to the Administrative Agent a certificate from one of Holdings' Authorized Officers demonstrating to the satisfaction of the Administrative Agent that after giving effect to the transaction or transactions on a pro forma basis using pro forma historical audited and reviewed unaudited financial statements (or other financial statements reasonably acceptable to the Administrative Agent) obtained from the seller on an unadjusted basis (other than one-time adjustments agreed to by the Administrative Agent, such agreement not to be unreasonable withheld) as if the acquisition had occurred in the first day of the twelve-month period ending on the last day of Holdings' most recently completed fiscal quarter, Holdings and its Subsidiaries (a) would have been in compliance with all provisions of Section 6.4 at all times during such twelve-month period and would have maintained a Leverage Ratio at all times prior to January 1, 1998 of less than 5.50 to 1.0; and (b) will be in compliance, based on projections deemed reasonable by the Administrative Agent, with all provisions of Section 6.4 through the first anniversary of such acquisition;"

and is further amended to delete the language now contained in Section 6.3(G)(5)(B) and substitute the following therefor:

         "with respect to acquisitions other than the acquisition of Ellebi, S.A., $5,000,000 if the sources for such purchases are other than as set forth in clause (A) above, unless such acquisition is approved by the Required Lenders"

and is further amended to add a new subsection (6) immediately following subsection (5):

         "(6) if the acquisition is a stock acquisition, the acquisition shall result in a transfer of 100% of the common stock of the company being acquired".

                  1.23 Section 8.2(vi) of the Credit Agreement is hereby amended to insert immediately after each reference to "Revolving Loan Commitment" the following:

         "or its Acquisition Facility Commitment".

                  1.24 Section 8.3(iv) of the Credit Agreement is hereby amended to insert immediately after the phrase "Revolving Loan Commitment" the following:

         "or Acquisition Facility Commitment".

                  1.25 Section 10.9 of the Credit Agreement is hereby amended to insert immediately after the phrase "Revolving Loan Commitment" the following:

         "its Acquisition Facility Commitment".

                  1.26 Section 12.2 of the Credit Agreement is hereby amended to insert immediately after each reference to the phrase "Revolving Loan Commitment" the following:

         "or any Acquisition Facility Commitment".

                  1.27 Section 12.3 of the Credit Agreement is hereby amended to insert immediately after each reference to the phrase "Revolving Loan Commitment" the following:

         "or Acquisition Facility Commitment",

and to insert immediately after the phrase "Aggregate Revolving Loan Commitment" the following:

         ", the Aggregate Acquisition Facility Commitment".

                  2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agents, (b) the Borrowers shall have raised $100,000,000 through an offering of subordinated notes containing terms substantially identical to those set forth in the Preliminary Offering Memorandum dated September 8, 1997, and (c) the Borrowers shall have paid any fees due and payable pursuant to any applicable fee letter. Upon the satisfaction of the foregoing conditions precedent, this Amendment shall become effective with respect to the amendments set forth in Section 1 above.

                  3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) As of September 24, 1997, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in
Article V of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference to a specific date which representations and warranties are true and correct in all material respects as of such date.

                  4. Reference to and Effect on the Credit Agreement and Security Agreements.

                  (a) Upon the effectiveness of Section 1 hereof, each reference in any Loan Document to such Loan Document or any other Loan Document shall mean and be a reference to the applicable Loan Document as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            ADVANCED ACCESSORY SYSTEMS, LLC
                                              as a Borrower

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Vice President

                                            SPORTRACK, LLC
                                              as a Borrower
                                            By:  ADVANCED ACCESSORY SYSTEMS, LLC
                                                    Its Manager

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Vice President

                                            VALLEY INDUSTRIES, LLC
                                              as a Borrower
                                            By: ADVANCED ACCESSORY SYSTEMS, LLC
                                                   Its Manager

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Vice President

                                            BRINK INTERNATIONAL BV
                                              as a Borrower

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Attorney-in-Fact

                                            BRINK BV
                                              as a Borrower

                                            By: /s/ Terence C. Seikel
                                               -----------------------------
                                            Name:  Terence C. Seikel
                                            Title: Attorney-in-Fact

                                           NBD BANK
                                             as the Administrative Agent and
                                             the Documentation and Collateral
                                             Agent, and as a Lender

                                           By: /s/ William H. Canney
                                              -----------------------------
                                           Name:  William H. Canney
                                           Title: Vice President

                                           THE CHASE MANHATTAN BANK
                                             as the Co-Administrative Agent and
                                             the Syndication Agent, and as a
                                             Lender

                                           By: /s/ Thomas H. Kozlack
                                              -----------------------------
                                           Name:  Thomas H. Kozlack
                                           Title: Vice President


                                           FIRST UNION NATIONAL BANK (f/k/a
                                           First Union National Bank of North
                                           Carolina)
                                             as a Lender

                                           By: /s/ Mark M. Harden
                                              -----------------------------
                                           Name:  Mark M. Harden
                                           Title: Vice President


                                           THE BANK OF NOVA SCOTIA
                                              as a Lender

                                           By: /s/ F.C.H. Ashby
                                               -----------------------------
                                           Name:  F.C.H. Ashby
                                           Title: Senior Manager Loan Operations

                                           COOPERATIEVE CENTRALE
                                           RAIFFEISEN-BOERENLEENBANK
                                           B.A., "RABOBANK NEDERLAND",
                                           NEW YORK BRANCH
                                           as a Lender

                                           By:
                                              -----------------------------
                                           Name:
                                           Title:


                                           By:
                                              -----------------------------
                                           Name:
                                           Title:

                                           LASALLE NATIONAL BANK
                                              as a Lender

                                            By: /s/ Thomas J. Bieke
                                               -----------------------------
                                            Name:  Thomas J. Bieke
                                            Title: Senior Vice President

                                            MICHIGAN NATIONAL BANK
                                              as a Lender

                                            By:
                                               -----------------------------
                                            Name:
                                            Title:

                                            NATIONAL CITY BANK (CLEVELAND)
                                              as a Lender

                                            By: /s/ Carlton M. Faison
                                               -----------------------------
                                            Name:  Carlton M. Faison
                                            Title: Vice President

                                            COMERICA BANK
                                              as a Lender

                                            By: /s/ Beth A. Brockmann
                                               -----------------------------
                                            Name:  Beth A. Brockmann
                                            Title: Vice President

                                            VAN KAMPEN AMERICA CAPITAL
                                            PRIME RATE INCOME TRUST
                                              as a Lender

                                            By: /s/ Jeffrey W. Maillet
                                               -----------------------------
                                            Name:  Jeffrey W. Maillet
                                            Title: Senior Vice President &
                                                   Director

                                            DEBT STRATEGIES FUND, INC.
                                              as a Lender

                                            By: /s/ Gilles Marchand
                                               -----------------------------
                                            Name:  Gilles Marchand
                                            Title: Vice President

                                        SENIOR HIGH INCOME PORTFOLIO, INC.
                                          as a Lender

                                        By: /s/ Gilles Marchand
                                           -----------------------------
                                        Name:  Gilles Marchand
                                        Title: Vice President

                                        DEEPROCK & CO.
                                        By: Eaton Vance Management
                                            as Investment Advisor

                                            By:
                                               -----------------------------
                                            Name:
                                            Title:

                                        SENIOR DEBT PORTFOLIO
                                        By: Boston Management and Research
                                            as Investment Advisor

                                            By:
                                               -----------------------------
                                            Name:
                                            Title:

                                        MERRILL LYNCH DEBT STRATEGIES
                                        PORTFOLIO
                                        By: Merrill Lynch Asset Management,L.P.,
                                            as Investment Advisor

                                            By: /s/ Gilles Marchand
                                               -----------------------------
                                            Name:  Gilles Marchand
                                            Title: Vice President

                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By: Merrill Lynch Asset Management,
                                            L.P.,
                                            as Investment Advisor

                                            By: /s/ Gilles Marchand
                                               -----------------------------
                                            Name:  Gilles Marchand
                                            Title: Vice President

                                    EXHIBIT B
                                       TO
                                CREDIT AGREEMENT

                                   Commitments


                                                              Amount of Revolving
         Lender                                               Loan Commitment
         ------                                               ---------------

         NBD Bank                                             $3,041,795.49

         The Chase Manhattan Bank                             $3,041,795.49

         First Union National Bank                            $3,041,795.49

         The Bank of Nova Scotia                              $3,041,795.49

         Rabobank Nederland (New York)                        $3,041,795.49

         LaSalle National Bank                                $3,041,795.49

         Michigan National Bank                               $3,041,795.49

         National City Bank (Cleveland)                       $1,734,375.00

         Comerica Bank                                        $1,973,056.57
                                                              -------------

         TOTAL REVOLVING LOAN COMMITMENTS                                                        $25,000,000


                                                              Amount of Tranche A
         Lender                                               Term Loan Commitment
         ------                                               --------------------

         NBD Bank                                             $7,051,043.75

         The Chase Manhattan Bank                             $7,051,043.75

         First Union National Bank                            $7,051,043.75

         The Bank of Nova Scotia                              $7,051,043.75

         Rabobank Nederland (New York)                        $7,051,043.75



         LaSalle National Bank                                $7,051,043.75

         Michigan National Bank                               $7,051,043.75

         National City Bank (Cleveland)                       $7,051,043.75

         Comerica Bank                                        $4,573,650.00
                                                              -------------

         TOTAL TRANCHE A TERM LOAN COMMITMENTS                                                   $60,982,000


                                                               Amount of Tranche B
         Lender                                               Term Loan Commitment
         ------                                               --------------------

         Debt Strategies Fund, Inc.                           $5,000,000

         Deeprock & Company                                   $1,000,000

         NBD Bank                                             $15,000,000

         Senior High Income Portfolio, Inc.                   $5,000,000

         The Chase Manhattan Bank                             $15,000,000

         Van Kampen American Capital
         Prime Rate Income Trust                              $14,000,000

                                                              -----------

         TOTAL TRANCHE B TERM LOAN COMMITMENTS                                                   $55,000,000


                                                              Amount of Acquisition
         Lender                                               Facility Commitment
         ------                                               -------------------

         NBD Bank                                             $2,487,519.62

         The Chase Manhattan Bank                             $2,487,519.62

         First Union National Bank                            $2,487,519.62

         The Bank of Nova Scotia                              $2,487,519.62

         LaSalle National Bank                                $2,487,519.62




         Michigan National Bank                               $1,500,000.00

         National City Bank (Cleveland)                       $3,794,940.10

         Comerica Bank                                        $4,267,461.80
                                                              --------------------

         TOTAL ACQUISITION FACILITY COMMITMENTS                                                   $22,000,000
                                                                                                 ------------

         TOTAL COMMITMENTS                                                                       $162,982,000
                                                                                                 ============

                                   EXHIBIT C-1
                                       TO
                                CREDIT AGREEMENT

                        Form of Acquisition Facility Note


                            ACQUISITION FACILITY NOTE


U.S. $_________                                               New York, New York
                                                                          [Date]


         FOR VALUE RECEIVED, the undersigned, [INSERT NAME OF APPLICABLE BORROWER], a [Delaware limited liability company][insert alternative organizational information] (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of [INSERT NAME OF LENDER] (the "Lender") the principal sum of [_____________] AND NO/100 DOLLARS ($[____]), or, if less, the aggregate unpaid amount of all Acquisition Facility Loans made by the Lender to such Borrower pursuant to the "Credit Agreement" (as defined below), on the Termination Date or on such earlier date as may be required by the terms of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein are as defined in the Credit Agreement.

         The Borrower promises to pay interest on the unpaid principal amount of each Acquisition Facility Loan made to it from the date of such Acquisition Facility Loan until such principal amount is paid in full at a rate or rates per annum determined in accordance with the terms of the Credit Agreement. Interest hereunder is due and payable at such times and on such dates as set forth in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America if the applicable Acquisition Facility Loan was made in Dollars or in the applicable Agreed Currency if made in an Agreed Currency to the "Administrative Agent" (as defined below), to such account as the Administrative Agent may designate, in same day funds. At the time of each Acquisition Facility Loan, and upon each payment or prepayment of principal of each Acquisition Facility Loan, the Lender shall make a notation either on the schedule attached hereto and made a part hereof, or in such Lender's own books and records, in each case specifying the amount of such Acquisition Facility Loan, the respective Interest Period thereof, in the case of Eurocurrency Rate Loans, the applicable currency, in the case of Eurocurrency Rate Loans or the amount of principal paid or prepaid with respect to such Acquisition Facility Loan, as the case may be; provided that the failure of the Lender to make any such recordation or notation shall not affect the Obligations of the Borrower hereunder or under the Credit Agreement.

         This Acquisition Facility Note (this "Note") is one of the "Acquisition Facility Notes" referred to in, and is entitled to the benefits of, the Second Amended and Restated Credit

Agreement dated as of August 5, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among AAS Holdings, LLC, Advanced Accessory Systems, LLC, Valley Industries, LLC, Brink International BV, Brink BV, certain borrowing subsidiaries from time to time parties thereto, the financial institutions from time to time parties thereto, NBD Bank, as the Administrative Agent and the Documentation and Collateral Agent (herein, the "Administrative Agent"), and The Chase Manhattan Bank, as the Co-Administrative Agent. The Credit Agreement, among other things, (i) provides for the making of Acquisition Facility Loans by the Lender to the Borrower and the other Borrowers under the Credit Agreement from time to time in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Acquisition Facility Loan to it being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

         Whenever in this Note reference is made to the Administrative Agent, the Co-Administrative Agent, the Documentation and Collateral Agent, the Lender or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

         This Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of New York.


                                                [Name of Applicable Borrower]



                                                By:
                                                   --------------------------
                                                  Name:
                                                  Title:

       SCHEDULE OF ACQUISITION FACILITY LOANS AND PAYMENTS OR PREPAYMENTS


                                                       Amount of        Unpaid
         Amount    Type       Interest                 Principal Paid   Principal   Notation
Date     of Loan   of Loan    Period/Rate   Currency   or Prepaid       Balance     Made By
----     -------   -------    -----------   --------   ----------       -------     -------

